AMENDMENT  NUMBER  ONE  TO  LOAN  AND  SECURITY  AGREEMENT

          This Amendment Number One to Loan and Security Agreement ("Amendment") is entered into as of March 3, 1998, by and among FOOTHILL CAPITAL CORPORATION ("Foothill"), ALLIED HEALTHCARE PRODUCTS, INC., B&F MEDICAL PRODUCTS, INC., HOSPITAL SYSTEMS, INC., and LIFE SUPPORT SYSTEMS, INC. (jointly "Borrowers"), in light of the following:

          FACT  ONE:    Borrowers and Foothill have previously entered into that
certain  Loan  and  Security  Agreement,  dated  as  of  August  7,  1997  (the
"Agreement").

          FACT TWO: Bear Medical Systems, Inc. and Bicore Monitoring Systems, Inc. were previously borrowers under the Agreement; the assets of such corporations were sold as of October 31, 1997 and Foothill concurrently released such corporations as borrowers and released its security interests in the assets of such corporations.

          FACT  THREE:   Borrowers and Foothill desire to amend the Agreement as
provided  for  and  on  the  conditions  herein.

          NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

          1.          DEFINITIONS.  All initially capitalized terms used in this
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Amendment  shall  have  the  meanings  given  to  them  in  the Agreement unless specifically  defined  herein.

          2.          AMENDMENTS.
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               (a)          Section  1.1  of  the Agreement is hereby amended by
revising  the  definitions  of    "Average  Unused  Portion of Maximum Revolving
Amount,"  "Borrower,"  "Inventory Reserve," and "Term Loans" to read as follows:

                    "Average  Unused  Portion of Maximum Revolving Amount means,
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as  of  any  date  of determination, (a) $15,000,000 less (b) the sum of (i) the
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average  Daily  Balance of Advances that were outstanding during the immediately preceding  month,  plus (ii) the average Daily Balance of the undrawn Letters of
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Credit  that  were  outstanding  during  the  immediately  preceding  month."

                    "Borrower  means  anyone of Parent, B&F, Hospital Systems or
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Life  Support."

                    "'Inventory  Reserve'  means  $2,000,000; provided, however,
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that  on  the  date  that  the  outstanding  principal balance of Term Loan A is reduced  to  $7,000,000  or  less,  the Inventory Reserve will be reduced to $0.

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                    "Term  Loans  means  Term  Loan  A."
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                    The  following  definitions  and  all  references  to  such definitions in the Agreement are hereby deleted: Bear, Bicore, Term Loan B and Term Loan C.

               (b) Section 2.3 of the Agreement is hereby amended in its entirety to read as follows:

                    "2.3          TERM LOANS.  Effective as of November 1, 1997,
Foothill agrees to provide Borrowers with a term loan in the amount of $7,000,000 ("Term Loan A"). Principal payments on Term Loan A shall be made on November 1, 1997, and shall continue on the first day of each subsequent month until paid in full. For Term Loan A, during the first 12 months, each principal payment shall be in the amount of $150,000; and commencing November 1, 1998, each principal payment shall be in the amount of $200,000.

                         Payments of accrued interest under Term Loan A shall be
made on the first day of each month commencing on November 1, 1997. The outstanding principal balance and all accrued and unpaid interest under Term Loan A shall be due and payable on the earliest to occur of:

               (a) The acceleration of the Obligations by Foothill following an Event of Default; and

               (b)          The  Maturity  Date.

                    Upon the completion of a Financing or Sale Event, the proceeds shall be used to prepay Term Loan A. Borrower shall have the right to prepay Term Loan A, in whole or in part, from the proceeds of asset sales, without penalty or premium. All such prepaid amounts to be applied to the installments due on Term Loan A in the inverse order of their maturity. The amounts outstanding under the Term Loans shall constitute Obligations."

               (c) Section 2.11 of (f) of the Agreement is hereby amended to read as follows:

               "(f)    Servicing  Fee.  On  the  first  day of each month during
the term of this Agreement and thereafter so long as any obligations are outstanding, a servicing fee in an amount equal to $3,000."

               (d) Section 6.2 of the Agreement is hereby amended to read as follows:

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                    "6.2        COLLATERAL REPORTING.  Provide Foothill with the
following  documents  at  the fol-lowing times in form satisfactory to Foothill:
(a) on a weekly basis, the summary page of such Borrower's Accounts aging report, (b) on a monthly basis, a sales journal, collection journal, and credit register since the last such schedule and a calculation of the Borrowing Base as of such date using the amount of ineligible Accounts as determined based upon the prior month's aging of Accounts, (c) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement,
(i) a detailed calculation of the Borrowing Base, and (ii) a detailed aging, by total, of such Borrower's Accounts, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Foothill, (d) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, a summary aging, by vendor, of such Borrower's accounts payable and any book overdraft, (e) on a monthly basis, Inventory reports specifying such Borrower's cost, (f) upon Foothill's request, notice of all returns, disputes, or claims, (g) upon Foothill's request, copies of invoices in connection with its Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with its Accounts and for Inventory and Equipment acquired by such Borrower, purchase orders and invoices, (h) on a quarterly basis, a detailed list of such Borrower's customers, (i) on a monthly basis, a calculation of the Dilution for the prior month; and (j) such other reports as to the Collateral or the financial condition of such Borrower as Foothill may reasonably request from time to time. Original sales invoices evidencing daily sales shall be mailed by such Borrower to each Account Debtor and, at Foothill's direction, the invoices shall indicate on their face that such Borrower's Account has been assigned to Foothill and that all payments are to be made directly to Foothill. In the event that, at any time, Borrowers' excess borrowing availability under Section
2.1 shall be less than $3,000,000, then Borrower agrees that Foothill may, in the exercise of its reasonable credit judgment, require changes in the frequency and type of reports required under this Section 6.2."

               (e) Paragraphs (a), (b), and (c) of Section 7.20 are hereby deleted and replaced by the following:

               "(a)      Minimum Tangible Net Worth.  Minimum Tangible Net Worth
of  Parent,  at  all  times,  of  not  less  than  $21,000,000."

          3.     REPRESENTATIONS AND  WARRANTIES.  Borrowers  hereby  affirm  to
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Foothill  that (a) all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof; and (b) each of the Junior Notes has been repaid in full.

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          4.     NO DEFAULTS.  Borrowers hereby affirm to Foothill that no Event
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of  Default  has  occurred  and  is  continuing  as  of  the  date  hereof.

          5.     CONDITION PRECEDENT.   The  effectiveness  of this Amendment is
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expressly  conditioned  upon  the  following:

               (a) Receipt by Foothill of an executed copy of this Amendment and the attached acknowledgment.

          6.     COSTS AND EXPENSES.  Borrowers  shall  pay  to  Foothill all of
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Foothill's  out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

          7.     LIMITED EFFECT.  In  the  event of a conflict between the terms
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and  provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

          8.     COUNTERPARTS; EFFECTIVENESS.  This Amendment may be executed in
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any  number  of  counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same
Amendment.    This  Amendment  shall  become  effective  upon the execution of a counterpart  of  this  Amendment  by  each  of  the  parties  hereto.






                     [SPACE  INTENTIONALLY  LEFT  BLANK]

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of  the  date  first  set  forth  above.

                         FOOTHILL  CAPITAL  CORPORATION,
                         a  California  corporation


                         By:
                         Title:


                         ALLIED  HEALTHCARE  PRODUCTS,  INC.,
                         a  Delaware  corporation


                         By:
                         Title:

                         B&F  MEDICAL  PRODUCTS,  INC.,
                         a  Delaware  corporation


                         By:
                         Title:

                         HOSPITAL  SYSTEMS,  INC.,
                         a  California  corporation


                         By:
                         Title:


                         LIFE  SUPPORT  PRODUCTS,  INC.,
                         a  California  corporation


                         By:
                         Title:

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